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BERKSHIRE  BANK - AMERICA'S MOST EXCITING  BANK(SM)  PRESENTED AT
KEEFE,  BRUYETTE & WOODS 8TH ANNUAL  COMMUNITY BANK INVESTOR CONFERENCE

PITTSFIELD, MA - August 7, 2007 - Berkshire Hills Bancorp, Inc. (NASDAQ:BHLB) made a presentation about the Company and its subsidiary, Berkshire Bank - AMERICA'S MOST EXCITING BANK(SM) - on August 1, 2007 at the Keefe, Bruyette & Woods 8th Annual Community Bank Investor Conference.

President and Chief Executive Officer, Michael P. Daly, reported on the Company's 8% growth in second quarter earnings from continuing operations. He discussed Berkshire's double-digit four-year compound annual growth in core earnings per share, which was achieved even as Berkshire has grown from 11 to 41 stores - operating as a multi-state regional financial institution providing banking, insurance, and wealth management services. He pointed out the Company's history of conservative asset quality management, and reiterated the Company's long-term goal of maintaining double-digit core EPS growth.

To listen to an audio webcast of Mr. Daly's presentation and to download the related presentation material, please visit the section titled "Investor Relations" on the Company's website at www.berkshirebank.com.
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BACKGROUND
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Berkshire Hills Bancorp, Inc. is the holding company for Berkshire Bank -
AMERICA'S MOST EXCITING BANK(SM). Established in 1846, Berkshire Bank is one of Massachusetts' oldest and largest independent banks and the largest banking institution based in Western Massachusetts. The Bank is headquartered in Pittsfield, Massachusetts with branches serving communities throughout Western Massachusetts and Northeastern New York. The Company is a diversified regional financial services company, delivering exceptional customer service and a broad array of competitively priced deposit, loan, insurance, wealth management and trust services and investment products. The Company has entered into a definitive merger agreement to acquire Factory Point Bancorp, Inc., which is located in Southern Vermont.

FORWARD-LOOKING STATEMENTS
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Statements contained in this news release and in the referenced presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could" or "may." These statements are based on the beliefs and expectations of management. Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties, and assumptions. These risks and uncertainties include among others: changes in market

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interest rates and general and regional economic conditions; changes in government regulations; changes in accounting principles; the quality or composition of the loan and investment portfolios; and the achievement of anticipated future earnings benefits from recent acquisitions. In addition, the following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: adverse governmental or regulatory policies may be enacted; the risks associated with continued diversification of assets and adverse changes to credit quality; and difficulties associated with achieving expected future financial results. Additionally, other risks and uncertainties may be described in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, June 30, and September 30 and in its annual report on Form 10-K, each filed with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission's internet website (www.sec.gov) and to which reference is hereby made. Therefore, actual future
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results may differ significantly from results discussed in these forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements.


This news release and the referenced presentation also contain certain forward-looking statements about the proposed merger of Berkshire Hills Bancorp and Factory Point. These statements include statements regarding the anticipated closing date of the transaction and anticipated future results. Certain factors that could cause actual results to differ materially from expected results include delays or difficulties in completing the merger, difficulties in achieving cost savings from the merger or in achieving such cost savings within the expected time frame, difficulties in integrating Berkshire Hills Bancorp and Factory Point, increased competitive pressures, changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the business in which Berkshire Hills Bancorp and Factory Point are engaged, changes in the securities markets and other risks and uncertainties disclosed from time to time in documents that Berkshire Hills Bancorp files with the Securities and Exchange Commission.

The proposed transaction has been submitted to Berkshire Hills' and Factory Point's stockholders for their consideration. Berkshire Hills has filed with the SEC a registration statement on Form S-4/A that includes a joint proxy statement/prospectus and other relevant documents concerning Berkshire Hills Bancorp, Factory Point, the proposed transaction, the persons soliciting proxies in the merger and their interest in the merger and related matters. Stockholders of Berkshire Hills and Factory Point are urged to read the registration statement, including the joint proxy statement/prospectus and any other relevant documents filed with the SEC because they contain important information. You can obtain a free copy of all documents filed with the SEC by Berkshire Hills on the SEC's web site (http://www.sec.gov). In addition, documents filed with the SEC
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by Berkshire Hills are available, without charge, by directing a request to Ann
Racine, Investor Relations, Berkshire Hills Bancorp, Inc., 24 North Street, Pittsfield, MA 01201 (413) 236-3239.

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Berkshire Hills and its directors and executive officers may be deemed to be participants in the solicitations of proxies from its stockholders in connection with the merger. Information about the directors and executive officers of Berkshire Hills and their ownership of Berkshire Hills common stock is set forth in the proxy statement, dated April 2, 2007, for Berkshire Hills' 2007 annual meeting of stockholders, which is available on Berkshire's website at www.berkshirebank.com or on the SEC's website.
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NON-GAAP FINANCIAL MEASURES
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This press release contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles ("GAAP"). The Company's management uses certain non-GAAP measures for operational and investment decisions and believes that these measures are among several useful measures for understanding its operating results, performance trends, and financial condition. These measures should not be construed as a substitute for GAAP measures; they should be read and used in conjunction with the Company's GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is included in the accompanying financial tables and elsewhere in this release. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders. The Company utilizes the non-GAAP measure of core earnings in evaluating operating trends during the current fiscal period, and compared to the prior fiscal period. The core earnings measure is not intended to substitute for GAAP net income, but is an additional measure that the Company uses and believes is useful for understanding its operating results. During the third quarter of 2006, the Company identified charges related to the balance sheet repositioning and to the loan loss allowance adjustment as non-core in the computation of core earnings. The Company views these charges as infrequent and not specifically related to the Company's operating activities during the year.

CONTACT
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David H. Gonci,
Corporate Finance Officer
413-281-1973